January 19, 2017

Springleaf Finance Corporation
601 N.W. Second Street
Evansville, Indiana 47708

DATA INTEGRITY REVIEW

Ladies and Gentlemen:
DynAMC Solutions, LLC (“DynAMC”) performed certain data integrity due diligence services described below, which were agreed to by Springleaf Finance Corporation (the “Client”), Natixis Securities Americas LLC and Credit Suisse Securities (USA) LLC (collectively, with the Client, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of secured auto loan receivables in conjunction with the proposed offering of OneMain Direct Auto Receivables Trust 2017-1 (the “Transaction”).

The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

DUE DILIGENCE PERFORMED

On January 12, 2017, with respect to a total of 21,964 secured auto loan receivables (the “Assets”), representatives of the Client provided to DynAMC a data tape (the “Initial Data Tape”) and related documentation represented by the Client to be current as of the close of business December 31, 2016. At the Client’s instruction, we randomly selected one-hundred and fifty (150) Assets (the “Sample Population”) from the Initial Data Tape to be included in the review, which represented approximately 0.683% of the total Assets by number. Subsequent to DynAMC’s review, but prior to securitization, the final Data Tape (the “Securitization Data Tape”), which included the Sample Population, was provided on January 19, 2017. DynAMC’s commentary and analysis is based from the Securitization Data Tape.

For each of the Assets in the Sample Population, DynAMC performed certain comparisons by collecting data fields from the loan agreement (the “Contract”) and comparing such captured data fields to the information on the Securitization Data Tape (the “Review”). The Review involved the twelve (12) fields (the “Characteristics”) as listed below:

1. Vehicle identification number ("VIN")	7. Vehicle Make
2. Origination date	8. Vehicle Year
3. Original principal balance	9. State of Origination
4. Original term	10. Original Borrower State
5. Original Monthly payment	11. First payment date
6. Original Annual Percentage Rate	12. Original FICO score

In addition to the procedures described above, for each of the Assets in the Sample Population, we confirmed the existence of a Loan Agreement and Disclosure Statement which included a Truth-in-Lending Disclosure section.

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The review was conducted via electronic images of secured auto loan receivable loan documents, including any information obtained from the Client’s loan servicing system, and any other related documents used in support of the Characteristics provided to DynAMC by the Client or its representatives and are collectively referred to hereinafter as the “Receivable Documents.” DynAMC was not requested to perform, and did not perform, a review with respect to the preparation or verification of any of the information set forth on the Receivable Documents. We make no representation concerning the accuracy or completeness of any of the information contained in the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the Assets reviewed as part of the Sample Population.

FINDINGS

The results of the Review indicated that the Characteristics were in agreement with the Securitization Data Tape except for one Original FICO Score on a single Asset. This one data field represented the only data variance between the results of DynAMC’s review and the Securitization Data Tape. In addition, the Review noted that all Assets in the Sample Population contained a Loan Agreement and Disclosure Statement which included a Truth-in-Lending Disclosure section.

DynAMC makes no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Assets underlying the Sample Population or the conformity of their characteristics with those assumed for purposes of the Review described herein, (ii) existence or ownership of the Assets, or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies. In addition, we make no representation as to questions of legal interpretation or as to the sufficiency of the procedures enumerated in the preceding paragraphs. The information provided to us, including the information set forth in the Sample Population, is the responsibility of the Client.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the Assets with federal, state, and local laws and regulations.

None of the engagement, procedures, or report were intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/DynAMC Solutions, LLC

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